Exhibit 99.1

                              [LOGO OF VIPdesk (R)]

                               SERVICES AGREEMENT

This Call Taking Services Agreement (the "Agreement") is entered into as of May 9, 2007 ("Effective Date"), by and between VIPdesk Connect, Inc. ("VIPdesk"), a Delaware corporation with its principal place of business at 324 N. Fairfax Street, Alexandria, Virginia 22314 and Bluefly Inc. ("Client") a Delaware corporation with its principal place of business at 42 West 39th Street, New York, NY 10018 (collectively, the "Parties"), and includes all Schedules, Attachments and Exhibits hereto (collectively, the "Agreement").

1.       DEFINITIONS

1.1 "Services" means the process of routing calls, emails and other Customer communications to Call Taking Professionals for achieving the results as outlined in the Statement of Work entered into as of [date] .

1.2  "Client  Marks"  means all Client  domain  names,  trademarks,  tradenames,
service  marks,   service  names,  logos,   copyrighted   material  and  related
intellectual property.

1.3 "Call Taking Professionals" or "Brand Ambassadors" means those individuals that are responding to customer service calls to produce the results outlined in the attached SOW. All Call Taking Professionals and Brand Ambassadors shall be located in States approved in writing by Client.

1.4 "Customer Service Data" means all data and information gathered through the interaction with a customer in connection with the Services.

1.5 "Confidential Information" will mean all written or oral information, disclosed by either Party to the other, related to the operations of either Party or a third party that has been identified as confidential or that by the nature of the circumstances surrounding disclosure ought reasonably to be treated as confidential. Without limitation, all Customer Information is Confidential Information

1.6 "Customer" means a caller that is contacting Client for assistance or information or has otherwise purchased from registered with, or interacted with Client's website.

1.7 "Customer Information" shall mean any information relating to one or more Customers, including, without limitation, contact information that includes the Customer name, address, telephone number, any customer identification number and/or credit/charge card number supplied to VIPdesk by Client or Customer, any information relating to Customer's purchases on, or interactions with, Client's website, and any information created by Client, VIPdesk or any Brand Ambassador for use in connection with the provision of services hereunder.

1.8 "Implementation Date" means the date described in Section 5.1 on which Call Taking Professionals are expected to be prepared to receive phone calls.

1.9 "Licensed Technology" means VIPdesk's proprietary technology for the delivery and routing of calls to the Call Taking Professionals and managing call recording, statistics, reporting and program certification.

1.10 "Party" or "Parties" means individually or collectively, as the case may be, VIPdesk and Client and any and all permitted successors and assigns.

1.11 "Term" has the meaning set forth in Section 11.

1.12 "VIPdesk   Marks"  means  all  VIPdesk  owned  domain  names,   trademarks,
tradenames, service marks, service names, logos copyrighted material and related intellectual property.

2.       FEES; PAYMENT TERMS

Fees; Payment. During the term of this Agreement, Client agrees to compensate VIPdesk as set forth in the attached SOW. Client, will pay all amounts due to VIPdesk fifteen (15) days after receipt of invoice date via electronic funds transfer (EFT). Any amounts due under this Agreement not received by VIPdesk by the due date will be subject to a service charge from the due date of one and one half percent (1 1/2%) per month, or the maximum charge permitted by law, whichever is less. In the event that it becomes necessary for VIPdesk to incur collection costs or legal fees associated with the enforcement of the unpaid debt, or any portion thereof, Client agrees and promises to pay any and all such additional costs, charges, and expenses, including reasonable attorney's fees if the account is placed with an attorney for collection.

2.1 Taxes. Should taxes be imposed by any federal, state, or local governmental entity for services provided under this Agreement, Client will calculate and pay all taxes, duties or charges of any kind (including withholding or value added taxes), excluding taxes based solely on VIPdesk's net income. Client will hold VIPdesk harmless from all claims and liability arising from Client's failure to support or pay any such taxes, including duties, tariffs or charges.

2.2 Reimbursable Expenses. Upon prior approval, Client will reimburse VIPdesk for incidental expenses incurred by VIPdesk for any activities at the Client's location or on the Client's behalf. Incidental expenses shall include, without limitation, travel and living expenses, mileage for local travel, or such other charges. Client agrees to reimburse such approved expenses within thirty (30) days of the receipt of an invoice setting forth such expenses.

3.       LICENSES

3.1 License Grant. Subject to the terms and conditions contained in this Agreement, VIPdesk hereby grants to Client a non-exclusive, non-transferable right and license to access the features and functions of the Licensed Technology during the Term for the limited purposes of performing its obligations under this Agreement.

3.2 Usage Restrictions. Client will not (i) copy or duplicate the Licensed Technology; (ii) decompile, disassemble, reverse engineer or otherwise attempt to obtain or perceive the source code from which any software component of the Licensed Technology is compiled or interpreted, and Client acknowledges that nothing in this Agreement will be construed to grant Client any right to obtain or use such source code; (iii) modify the

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Licensed Technology, or create any derivative product from any of the foregoing, except with the prior written consent of VIPdesk; or (iv) assign, sublicense, sell, resell, lease, rent or otherwise transfer or convey, or pledge as security or otherwise encumber, Client's rights under the licenses granted in Sections
3.1. Client will ensure that its use of the Licensed Technology complies with all applicable laws, statutes, regulations or rules promulgated by governing authorities having jurisdiction over the Parties or the Licensed Technology.

3.3 Client Marks License. Subject to the terms and conditions contained in this Agreement, Client hereby grants to VIPdesk a non-exclusive, non-transferable right and license to use the Client Marks during the Term for the limited purposes of performing its obligations under this Agreement. Furthermore, VIPdesk will not (i) modify the Client Marks or create any derivative product from the foregoing, except with the prior written consent of Client or (ii) assign, sublicense, sell, resell, lease, rent or otherwise transfer or convey, or pledge as security or otherwise encumber, VIPdesk's rights under the license granted in this Section 3.3. All use by VIPdesk of the Client Marks will strictly comply with such usage guidelines as Client may specify from time to time. VIPdesk will ensure that its use of the Client Marks complies with all applicable laws, statutes, regulations or rules promulgated by governing authorities having jurisdiction over the Parties.

3.4 Retained Rights; Ownership. Subject to the rights granted in this Agreement, VIPdesk retains all right, title and interest in and to the Licensed Technology and the VIPdesk Marks, and Client acknowledges that it neither owns nor acquires any additional rights in and to the foregoing not expressly granted by this Agreement. Client further acknowledges that VIPdesk retains the right to use the foregoing for any purpose in VIPdesk's sole discretion. Subject to the rights granted in this Agreement, Client retains all right, title and interest in and to Client Marks and Client and/or Customers retain all right, title and interest in and to Customer Information, and VIPdesk acknowledges that it neither owns nor acquires any additional rights in and to the foregoing other than the rights expressly granted by this Agreement. However, the Parties acknowledge that VIPdesk has an unlimited right to use Customer Information as follows: (i) in its aggregate form to compile certain information related to the total contacts managed by VIPdesk as long as such information in no way reveals the identification of the Customers or Client, (ii) to provide Services pursuant to this Agreement and (iii) as required by law (provided that, to the extent that VIPdesk believes that it is required by law to use any such information it shall (to the extent permissible under applicable law) provide Client with at least five (5) business days' prior written notice and an opportunity to object prior to such use).

4. VIPDESK OBLIGATIONS. VIPdesk will provide the Services in accordance with the attached SOW and, in connection therewith will be responsible for the following:

4.1 Provision of Access to Licensed Technology. VIPdesk will make available to Client program the use of the features and functions of the Licensed Technology. VIPdesk will specify to Client procedures for Client to deliver calls to VIPdesk. Client may establish and obtain access to (i.e. call recording, reporting, quality tool, Brand Ambassador Gateway), and use of, the Licensed Technology including, without limitation, provision of any access codes, passwords, technical specifications, connectivity standards or protocols, or any other relevant procedures.

4.2 Hosting of Licensed Technology. VIPdesk will, at its own expense, provide for the hosting of the Licensed Technology; provided that nothing in this Agreement will be construed to require VIPdesk to provide for, or bear any responsibility with respect to, the design, development, operation technical support, or maintenance of any telecommunications or computer network, Client Web Site, hardware or software required by Client to interact with their customers. VIPdesk will be permitted to enter into an arrangement with one or more third Parties for the performance of VIPdesk's obligations under this
Section 4.2, provided that VIPdesk shall remain responsible for any failure to perform in accordance with the terms of this Agreement.

4.3 Account Client Manager; Approval Rights. VIPdesk will appoint an Account client manager, who will be the primary point of contact and responsible party for issues relating to this Agreement. Client will have the right to approve the account manager, and no account manager will be switched from Client's account without its prior consent, other than in connection with the account manager's promotion to a management position or the termination of the account manager's employment with VIPdesk. In the event that Client is dissatisfied with the performance of any Brand Ambassador and the Client presents reasonable justification as to this dissatisfaction, and the Parties are unable to resolve such dissatisfaction to Client's reasonable approval, VIPdesk will remove that person from the Client's account and shall cover the costs of background checks and certifications for that person's replacement.

4.4 Reports. VIPdesk will provide Client with VIPdesk standard monthly reports providing call distribution and statistics including (without limitation), Web based accessed to the reporting tools previously presented to Client (which, among other things, will allow Client to run ad hoc reports), and weekly, monthly and quarterly analyses.

5.       IMPLEMENTATION SERVICES

5.1 Implementation Services. VIPdesk will provide the Implementation Services as set forth in this Section 5 or developed in a jointly agreed upon implementation plan. Except as set forth in this Section 5 or jointly agreed upon implementation plan, VIPdesk will have no obligation to provide any implementation or customization services to Client. Implementation of the Services shall be completed on the date outlined in the implementation plan as approved by Client. In the event that implementation is not completed as of such date, Client shall have the right to terminate this Agreement upon written notice to VIPdesk, unless notwithstanding the foregoing, VIPdesk shall not be responsible for any delays in its performance under this Agreement or in its implementation of the Services to the extent that such delays are directly attributable to the conduct of Client, provided that, in any event in which VIPdesk reasonably believes an occurrence may give rise to an extension of the Implementation Date, VIPdesk shall provide Client with written notice of such conduct within two (2) business days of such occurrence. Where such delays occur and VIPdesk provides the required notice, the Implementation Date shall be adjusted by a period equal to the period of such delay. Any material changes to the Services requested by Client subsequent to the Implementation Date or which deviate from the statement of work shall be subject to VIPdesk's written approval and the change order charges set forth in the attached SOW.

     (a)Implementation Obligations and Schedule. The Parties will use commercially reasonable efforts to diligently implement their respective obligations under the approved Implementation Plan which will include a detailed list of deliverables, dates and respective owners. Each party shall

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reasonably  cooperate  with the other  party in  effectuating  their  respective duties at their own expense.

6.       MARKETING OBLIGATIONS

6.1  Client  Marketing  Plans.   Client  will  provide  any  relevant  marketing
campaigns, plans, and copy prior to marketing launch date to enable VIPdesk to update Brand Ambassadors should customers reference campaign.

7.       NON-SOLICITATION.

7.1 During the term of this Agreement and for one (1) year after the expiration or termination of this Agreement, each Party hereby covenants and agrees that it shall not directly solicit for employment any employee of the other Party who had any direct involvement in performing any of the obligations under this Agreement. In the event that either Party violates this Section 7.1, the violating Party shall pay the other Party liquidated damages in an amount equal to twenty percent (20%) of the hired employee's first year annual compensation including any bonuses.

8.       TREATMENT OF CONFIDENTIAL INFORMATION

8.1 Ownership of Confidential Information. Both Parties agree that all items of Confidential Information are proprietary to the disclosing Party or such third party as owns such information, as applicable, and will remain the sole property of the disclosing Party or such third party (as applicable).

8.2 Mutual Confidentiality Obligations. Each Party agrees as follows: (i) to use Confidential Information disclosed by the other Party only for the purposes described in this Agreement; (ii) that such Party will not reproduce
Confidential Information disclosed by the other Party, and will hold in confidence and protect such Confidential Information from dissemination to, and use by, any third party; (iii) that neither Party will create any derivative work from Confidential Information disclosed to such Party by the other Party;
(iv) to restrict access to the Confidential Information disclosed by the other Party to such of its personnel, agents, and/or consultants, if any, who have a need to have access and who have been advised of and have agreed in writing to confidentiality provisions that are at least as protective as those contained in this Agreement; and (v) to return or destroy all Confidential Information disclosed by the other Party that is in its possession upon request after termination or expiration of this Agreement.

8.3 Confidentiality Exceptions. Notwithstanding the foregoing, the provisions of Sections 8.1 and 8.2 will not apply to Confidential Information that (i) is publicly available or in the public domain at the time disclosed; (ii) is or becomes publicly available through no fault of the recipient; (iii) is rightfully communicated to the recipient by persons not bound by confidentiality obligations; (iv) is already in the recipient's possession free of any confidentiality obligations at the time of disclosure; or (v) is independently developed by the recipient. In addition, each Party may disclose Confidential Information of the other Party (1) in response to an order of a court or other governmental body, provided that the Party making the disclosure pursuant to the order will first have given notice to the other Party and made a reasonable effort to obtain a protective order, (2) as required by law or regulation to be disclosed or (3) in order to establish a Party's rights under this Agreement, including to make such court filings as may be required, provided that in each case, the Party required to disclose minimizes such disclosures to the extent legally permissible, and in the case of clause (2) above, provides the disclosing Party with written notice prior to such disclosure and an opportunity to object to the extent legally permissible.

9.       DISCLAIMERS, EXCLUSIONS AND LIMITATIONS OF LIABILITY

9.1 Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE LICENSED TECHNOLOGY AND SERVICES ARE PROVIDED "AS IS," AND VIPDESK DISCLAIMS ANY AND ALL OTHER PROMISES, REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, QUIET ENJOYMENT, TITLE AND NON-INFRINGEMENT. VIPDESK DOES NOT WARRANT THAT THE LICENSED TECHNOLOGY OR SERVICES WILL MEET CLIENT'S REQUIREMENTS OR THAT THE OPERATION OF THE LICENSED TECHNOLOGY WILL BE UNINTERRUPTED OR ERROR-FREE, OR THAT ALL ERRORS WILL BE CORRECTED. VIPDESK MAKES NO ENDORSEMENT AS TO THE PRODUCTS AND SERVICES OFFERRED OR AVAILABLE THROUGH THE CLIENT SERVICES.

9.2 Exclusions of Remedies; Limitation of Liability. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, INDIRECT, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, REGARDLESS OF THE NATURE OF THE CLAIM, INCLUDING, WITHOUT LIMITATION, LOST PROFITS, COSTS OF DELAY, ANY FAILURE OF DELIVERY, BUSINESS INTERRUPTION, COSTS OF LOST OR DAMAGED DATA OR DOCUMENTATION, OR (EXCEPT AS SET FORTH IN SECTION 10) LIABILITIES TO THIRD PARTIES ARISING FROM ANY SOURCE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THIS LIMITATION UPON DAMAGES AND CLAIMS IS INTENDED TO APPLY WITHOUT REGARD TO WHETHER OTHER PROVISIONS OF THIS AGREEMENT HAVE BEEN BREACHED OR HAVE PROVEN INEFFECTIVE. IN ANY EVENT, THE CUMULATIVE LIABILITY OF EITHER PARTY TO THE OTHER FOR ALL CLAIMS ARISING FROM OR RELATING TO THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY CAUSE OF ACTION SOUNDING IN CONTRACT, TORT, OR STRICT LIABILITY, WILL NOT EXCEED THE TOTAL AMOUNT OF FEES PAID OR DUE TO VIPDESK BY CLIENT UNDER THIS AGREEMENT. THIS LIMITATION OF LIABILITY IS INTENDED TO APPLY WITHOUT REGARD TO WHETHER OTHER PROVISIONS OF THIS AGREEMENT HAVE BEEN BREACHED OR HAVE PROVEN INEFFECTIVE.

9.3 Essential Basis of the Agreement. Each Party acknowledges and understands that the disclaimers, exclusions and limitations of liability set forth in this
Section 9 form an essential basis of the agreement between the Parties, that the Parties have relied upon such disclaimers, exclusions and limitations of liability in negotiating the terms and conditions in this Agreement.

10.      INDEMNIFICATION

10.1 Indemnification of Client. VIPdesk agrees to indemnify, defend and hold harmless Client from and against any and all losses, liabilities, costs (including reasonable attorneys' fees) or damages resulting from any claim by any third Party (i) to the extent arising out of gross negligent or willful acts by VIPdesk and/or its Call Taking Professionals; (ii) to the extent resulting from the provision of Services by VIPdesk hereunder; (iii) to the

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extent  resulting from VIPdesk's  failure to perform its obligations  hereunder;
(iv) to the extent resulting from VIPdesk's violation of any federal, state or local law, rule or regulation; (v) by any employee or former employee of VIPdesk or any of its permitted agents or subcontractors for which VIPdesk or its permitted agent or subcontractor (as applicable) would otherwise be subject to payment or liability under State worker's compensation laws or similar laws, or any federal, state or local law related to employment; and (vi)that the Licensed Technology, Services or VIPdesk Marks infringe such third Party's intellectual property rights, provided that, notwithstanding the foregoing, VIPdesk will have no obligation to indemnify Client if the alleged infringement arises, in whole or in part, due to modification of the foregoing by Client. If any claim for which indemnity is or may be sought is made or appears reasonably possible, Client agrees (i) promptly to notify VIPdesk in writing; (ii) to cooperate with VIPdesk, and to allow VIPdesk sole authority to control the defense and settlement of such claim; and (iii) to permit VIPdesk, at VIPdesk's sole discretion, to enable Client to continue to use the Licensed Technology or to modify or replace any such infringing material to make it non-infringing, provided that, if VIPdesk determines that none of the foregoing alternatives is reasonably available, Client will, upon written request from VIPdesk, cease use of, and, if applicable, return, such materials as are the subject of the relevant infringement claim.

10.2 Indemnification of VIPdesk. Client agrees to indemnify, defend and hold harmless VIPdesk from and against any and all losses, liabilities, costs (including reasonable attorneys' fees) or damages resulting from any claim by any third party to the extent arising out of or relating to: (i) any dispute between the Client and any Customer (other than any such dispute arising as a result of gross negligent or willful acts by VIPdesk and/or its Call Taking
Professionals); (ii) third party claims relating to the use, operation, access to or inability to reach Client's Website, including without limitation, any and all claims, actions, suits, or proceedings alleging fraud, breach of security, noncompliance with laws, breach of contract or gross negligence (other than any such dispute arising as a result of negligent or willful acts by VIPdesk and/or its Call Taking Professionals); or (iii) any claim by any third party that any of the Client Marks infringes such third party's intellectual property rights under applicable laws of any jurisdiction within the United States of America, provided that, notwithstanding the foregoing, Client will have no obligation to indemnify VIPdesk if the alleged infringement arises, in whole or in part, due to modification of the foregoing by VIPdesk. If any claim for which indemnity is or may be sought is made or appears reasonably possible, VIPdesk agrees (i) promptly to notify Client in writing; and (ii) to cooperate with Client, and to allow Client sole authority to control the defense and settlement of such claim.

11.      TERM; TERMINATION

11.1 Term. Unless terminated earlier as provided below, this Agreement will become effective on the Effective Date and will continue in effect for three (3) years from Implementation Date. Thereafter, the Agreement will automatically be renewed on a annual basis until either Party gives written notice of intent not to renew the Agreement at least ninety (90) days prior to the end of the then current term.

11.2 Termination For Breach, Convenience. Either Party may terminate this Agreement (i) if the other Party breaches any of its material obligations under this Agreement and fails to cure such breach within thirty (30) days of written notice thereof; provided that the cure period applicable to any payment default will be five (5) days from written notice. In addition, Client may terminate this Agreement: (a) upon ninety (90) days written notice for any reason at any time following the first year anniversary of this Agreement; and (b) at any time upon forty-five (45) days written notice in the event that VIPdesk consistently fails to perform the Services in accordance with the Service Levels.

11.3 Survival. Sections 3.4, 7, 8, 9, 10, 11.3 and 12 will survive any termination or expiration of this Agreement.

12.      GENERAL

12.1 Assignment or Transfer. Neither Party may assign, transfer, or sublicense its rights or delegate its duties under this Agreement without the prior written consent of the other, except in connection with a merger or sale of all or substantially all of its assets. Any attempted assignment or delegation will be null, void and of no effect.

12.2 Independent Contractors. For all purposes of this Agreement, each Party will be and act as an independent contractor and not as partner, joint venture, or agent of the other and will have no authority to bind nor will it attempt to bind the other to any contract or commitment of any type.

12.3 Promotion. Subject to the confidentiality obligations contained herein, both Parties agree to allow each other to mention the other Party in connection with speaking engagements, websites, client proposals and other communications sent by the Party to existing and potential customers and others indicating the relationship of the two Parties. Subject to the confidentiality obligations contained herein, Client agrees to participate in VIPdesk public relations efforts, case studies and interviews, as requested, provided that such participation does not unreasonably interfere with Client's business operations, and VIPdesk shall cover any costs associated therewith.

Prior review and consent must be obtained from the other Party for any press releases pertaining to this Agreement or the Parties' relationship with each other. The consent will not be unreasonably withheld or delayed. No press release will be issued prior to the launch date of the Services.

12.4 Force Majeure. Each Party will be excused from delay or failure in performance, other than payment of any amounts due pursuant to this Agreement, caused by anything beyond such Party's reasonable control, including, without limitation, acts of God, government action, network failures, delays due to the required use of the other Party's software, or inability to obtain telecommunication services.

12.5 No Waiver. The failure of either Party to enforce its rights under this Agreement at any time for any period will not be construed as a waiver of such rights. No waiver of any provision of this Agreement will be effective unless in writing signed by the waiving Party. The waiver of a breach of any provision of this Agreement will not operate or be interpreted as a waiver of any other or subsequent breach.

12.6 Entire Agreement. This Agreement, inclusive of all Schedules will constitute the entire Agreement between Client and VIPdesk with respect to its subject matter and supersedes all proposals, oral or written, all negotiations, conversations, or discussions between or among Parties relating to the subject matter of this Agreement. No changes, modifications or waivers may be made to this Agreement unless evidenced in writing and signed for and on behalf of both Parties.

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12.7  No Third Party  Beneficiaries.  The Parties acknowledge that the covenants set forth in this Agreement are intended solely for the benefit of the Parties, their successors and permitted assigns. Nothing in this Agreement, whether express or implied, will confer upon any person or entity, other than the Parties, their successors and permitted assigns, any legal or equitable right whatsoever to enforce any provision of this Agreement.

12.8 Severability. If any provision of this Agreement is invalid or unenforceable for any reason in any jurisdiction, such provision will be construed to have been adjusted to the minimum extent necessary to cure such invalidity or unenforceability. The invalidity or unenforceability of one or more of the provisions contained in this Agreement will not have the effect of rendering any such provision invalid or unenforceable in any other case, circumstance or jurisdiction, or of rendering any other provisions of this Agreement invalid or unenforceable whatsoever.

12.9 Governing Law. This Agreement will be governed by and interpreted in accordance with the internal laws of the State of Delaware, without regard to conflicts of law principles thereof or to the United Nations Convention on the International Sale of Goods. For purposes of all claims brought under this agreement, each of the parties hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts of the State of Delaware located in the County of New Castle.

12.10 Headings. Headings in this Agreement are for convenience of reference only and will in no way affect interpretation of the Agreement.

12.11 Notices. All notices under this Agreement will be in writing, and will be deemed given when personally delivered, when sent by confirmed fax, prepaid certified or registered U.S. mail, return receipt requested, or a recognized delivery service to the address of the Party to be noticed as set forth above, or to such other address as such Party last provided to the other by written notice.

12.12 Audit Rights. VIPdesk shall maintain complete and accurate records of all amounts billable to and payments made by Client, as well as compliance with Service Levels, under this Agreement in accordance with generally accepted accounting practices, and shall retain such records for a period of three years from the date of final payment for Services covered by this Agreement. Client shall have the right to audit such records on written notice at times calculated so as to not unreasonably interfere with VIPdesk's business operations. To the extent any such audit uncovers an overpayment by Client, the amount of such overpayment shall be promptly repaid to Client. Client shall be responsible for the costs of any such audit, unless such audit uncovers an overpayment of more than 10% in any quarter, in which case VIPdesk shall be responsible for such costs.

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

         IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this document as of the Effective Date.

VIPDESK CONNECT, INC.:                                       CLIENT:

Signature: /s/ Heather Massey                    Signature: /s/ Patrick C. Barry
           ------------------                               --------------------
Name:      Heather Massey                        Name:      Patrick C. Barry

Title:     CFO                                   Title:     COO/CFO

Date:      5/8/07                                Date:      5/8/07

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